Spyglass Growth Fund
Schedule of Investments
as of September 30, 2023 (Unaudited)

COMMON STOCKS - 99.1%	Shares	Value
Communication Services - 10.0%
Roku, Inc.(a)	445,670	$31,459,845
Spotify Technology SA(a)	228,276	35,300,600
		66,760,445

Consumer Discretionary - 15.7%
DoorDash, Inc.(a)	292,171	23,218,830
Five Below, Inc.(a)	137,817	22,174,755
Global-e Online Ltd.(a)	565,985	22,492,244
Sweetgreen, Inc.(a)	1,573,006	18,482,821
Vail Resorts, Inc.	86,933	19,289,563
		105,658,213

Financials - 12.1%
Affiliated Managers Group, Inc.	192,043	25,030,885
Affirm Holdings, Inc.(a)	1,563,887	33,263,877
Shift4 Payments, Inc.(a)	419,912	23,250,527
		81,545,289

Health Care - 10.4%
Ascendis Pharma AS - ADR(a)	321,045	30,062,654
Exact Sciences Corp.(a)	287,001	19,579,208
Medpace Holdings, Inc.(a)	83,207	20,146,911
		69,788,773

Industrials - 14.7%
API Group Corp.(a)	763,950	19,809,224
Lyft, Inc.(a)	1,831,678	19,305,886
TransDigm Group, Inc.(a)	32,098	27,062,787
WillScot Mobile Mini Holdings Corp.(a)	789,087	32,818,128
		98,996,025

Information Technology - 36.2%
AppLovin Corp.(a)	983,075	39,283,677
Datadog, Inc.(a)	330,965	30,147,602
GoDaddy, Inc.(a)	380,318	28,326,085
Nutanix, Inc.(a)	1,020,767	35,604,353
Palo Alto Networks, Inc.(a)	117,816	27,620,783
Procore Technologies, Inc.(a)	399,719	26,109,645
Pure Storage, Inc.(a)	945,202	33,668,095
Splunk, Inc.(a)	157,961	23,101,796
		243,862,036
TOTAL COMMON STOCKS (Cost $593,579,128)		666,610,781
TOTAL INVESTMENTS (Cost $593,579,128) – 99.1%		666,610,781
Other Assets in Excess of Liabilities – 0.9%		5,814,473
TOTAL NET ASSETS - 100.0%		$672,425,254

Percentages are stated as a percent of net assets. ADR - American Depositary Receipt SA – Societe Anonyme
(a) Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Summary of Fair Value Measurements at September 30, 2023 (Unaudited)

    The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted, quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.
Level 2 -
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 -
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs, are not available, are representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund's securities as of September 30, 2023:

Spyglass Growth Fund
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$666,610,781	$–	$–	$666,610,781
Total Investments	$666,610,781	$–	$–	$666,610,781

*See the industry classifications in the fund’s schedule of investments.